THE UNION CENTRAL LIFE INSURANCE COMPANY
                                ("Union Central")

                              CARILLON LIFE ACCOUNT
                              ("Separate Account")

                                 Supplement to:
                              Excel Performance VUL
                          Prospectus Dated May 1, 2009

                          Supplement Dated May 1, 2009


At the February 2009 Board of Directors meeting of The Union Central Life Insurance Company (the "Company"), the Company's Board, along with the respective Boards of UNIFI Mutual Holding Company, Ameritas Holding Company ("AHC"), and Ameritas Life Insurance Corp. ("Ameritas"), approved a repositioning between the Company and Ameritas whereby AHC will transfer the stock of the Company to Ameritas effective after the approvals of the Ohio Department of Insurance and the Nebraska Department of Insurance. In connection with the repositioning, the Company will also redomesticate from the State of Ohio to the State of Nebraska. After the repositioning, the Company will become a wholly owned subsidiary of Ameritas.

All other provisions of your policy remain as stated in your policy and prospectus.

  Please retain this supplement with the current prospectus for your variable policy issued by The Union Central Life Insurance Company.
     If you do not have a current prospectus, please contact Union Central at 1-800-825-1551.